UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025

CBRE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32205	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 North Pearl Street Suite 300 Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

(214) 979-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended Forms of RSU Grant Notices and Award Agreements under the Amended and Restated 2019 Equity Incentive Plan

On May 23, 2025, the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) approved new forms of grant notices and restricted stock unit (“RSU”) award agreements (collectively, the “RSU Award Agreements”) for RSU awards granted under the Company’s Amended and Restated 2019 Equity Incentive Plan (the “2019 Plan”), pursuant to which the Compensation Committee may grant time-vesting RSUs and performance-vesting RSUs to the Company’s named executive officers from time to time.

Prior to approval of the new forms, all time-vesting and performance-vesting RSUs granted by the Company generally provided for (subject to certain conditions) the full continued vesting on a termination due to the award holder’s death, disability, or Retirement (as defined below), unless such termination occurs prior to December 31 of the calendar year in which the vesting commencement date occurs, in which case the number of unvested RSUs subject to the award will be forfeited immediately (the “Forfeiture”).

The Compensation Committee determined that, effective as of May 23, 2025, the Forfeiture provision will be eliminated from each RSU Award Agreement entered into after such effective date. In addition, the RSU Award Agreements entered into in connection with awards previously granted in 2025 (the “2025 awards”) will be amended to eliminate the Forfeiture provision. The RSU Award Agreements entered into after such effective date and the 2025 awards, as amended, will instead provide that in the event of a termination due to the award holder’s death, disability, or Retirement, in each case, prior to December 31 of the calendar year in which the vesting commencement date occurs, a pro-rated portion of the time-vesting RSUs will accelerate and vest as of the date of such termination, and a pro-rated portion of the performance-vesting RSUs will remain outstanding and eligible to vest on the original vesting date (based on actual achievement of the applicable performance goals). The number of RSUs that will vest (for time-vesting RSUs) or continue to vest (for performance-vesting RSUs) under these circumstances will be determined by multiplying (x) (i) the number of full months that have elapsed from January 1 of the calendar year in which the vesting commencement date occurs through the date of the award holder’s termination of service divided by (ii) 12, by (y) the number of RSUs subject to the applicable award, rounded down to the nearest whole unit.

The RSU Award Agreements define “Retirement” as an award holder’s voluntary termination of employment or service following (i) the completion of at least 10 years of continuous service and (ii) for U.S. residents, attainment of age 62, or for non-U.S. residents, attainment of age 62 or such earlier age at which such award holder is required to retire under applicable law, or an applicable retirement plan or policy.

The foregoing description of the RSU Award Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the RSU Award Agreements, copies of which are attached as Exhibit 10.1, 10.2, and 10.3 to this Current Report on Form 8-K.

Executive Retention Bonus

On May 23, 2025 (the “Award Date”), the Compensation Committee awarded Vikram Kohli, the Company’s Chief Operating Officer and Chief Executive Officer, Advisory Services, a one-time cash retention bonus of $1.45 million to be paid in 2025 (the “Retention Bonus”). Mr. Kohli will be required to repay the Retention Bonus if he voluntarily terminates his employment without Good Reason (as defined in the CBRE Group, Inc. Amended and Restated Change in Control and Severance Plan For Senior Management (the “Severance Plan”)) or if he is terminated by the Company for Cause (as defined in the Severance Plan). On each anniversary of the Award Date, the amount to be repaid decreases by 20%. If the Company terminates Mr. Kohli without Cause or he resigns for Good Reason, there is no obligation to repay the Retention Bonus.

The foregoing description of the Retention Bonus does not purport to be complete and is qualified in its entirety by reference to the full text of the Retention Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 21, 2025.

(b) The voting results from the Annual Meeting were as follows:

1.
Each of the following 10 directors was elected to our Board, to serve until the next annual meeting of stockholders in 2026 or until their respective successors are elected and qualified. Each director received the number of votes set forth below. For each director, there were 8,107,161 broker non-votes.

Name	For	Against	Abstain
Brandon B. Boze	257,889,373	10,193,411	367,127
Vincent Clancy	267,576,735	505,889	367,287
Beth F. Cobert	267,991,730	92,173	366,008
Reginald H. Gilyard	259,133,295	8,937,433	379,183
Shira D. Goodman	267,150,038	808,440	491,433
Gerardo I. Lopez	265,749,304	2,157,820	542,787
Guy A. Metcalfe	257,655,221	10,374,683	420,007
Gunjan Soni	267,967,566	58,517	423,828
Robert E. Sulentic	252,814,725	14,498,446	1,136,740
Sanjiv Yajnik	262,348,252	5,682,529	419,130
2.
The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2025 was approved by a vote of 269,930,724 shares in favor, 6,315,338 shares against, and 311,010 shares abstaining. There were no broker non-votes on this proposal.
3.
The advisory approval of named executive officer compensation for the fiscal year ended December 31, 2024 was approved by a vote of 245,478,989 shares in favor, 22,142,302 shares against, and 828,620 shares abstaining. There were 8,107,161 broker non-votes on this proposal.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

10.1	Form of Grant Notice and Restricted Stock Unit Agreement for the Amended and Restated CBRE Group, Inc. 2019 Equity Incentive Plan (Time Vesting RSU).+

10.2	Form of Grant Notice and Restricted Stock Unit Agreement for the Amended and Restated CBRE Group, Inc. 2019 Equity Incentive Plan (Core EPS Performance Vesting RSU).+

10.3	Form of Grant Notice and Restricted Stock Unit Agreement for the Amended and Restated CBRE Group, Inc. 2019 Equity Incentive Plan (Relative TSR Performance Vesting RSU).+

10.4	Vikram Kohli Retention Agreement.+

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+ Denotes a management contract or compensatory arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2025	CBRE GROUP, INC.

	By:	/s/ EMMA E. GIAMARTINO
Emma E. Giamartino
Chief Financial Officer